Discontinued Operations (Tables)	6 Months Ended
Jun. 30, 2023
Discontinued Operations [Abstract]
Schedule of Discontinued Operations, Net of Tax	The comparative consolidated statements of operations have been represented to show the discontinued operations separately from continuing operations. Details of the results from discontinued operations, net of tax are set out below:
	For the Six Months Ended June 30,
	2022*	2023
Interest income	$147	$-
Interest cost and operating expenses	(1,177)	-
Loss from discontinued operations before income tax	(1,030)	-
Income tax expense	(1)	-
Net Loss from discontinued operations, net	$(1,031)	$-
*	The result of discontinued operations included those of discontinued operations from January 1, 2022 to March 1, 2022.